 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

January 30, 2002

Dear Shareholder:
We are pleased to provide the annual report for the Salomon Brothers High Income Fund Inc ("Fund") as of December 31, 2001. Included are a market commentary, a schedule of the Fund's investments as of December 31, 2001 and the audited financial statements for the year ended December 31, 2001.

The Fund distributed dividends totaling $1.30 per share during the period. The table below shows the annualized distribution rate and the total return for the period covered by this report, based on the Fund's December 31, 2001 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.1

              PRICE               ANNUALIZED                12-MONTH
            PER SHARE         DISTRIBUTION RATE 2        TOTAL RETURN 2
         ---------------      -------------------        --------------
         $ 9.58 (NAV)               12.53%                    7.72%
         $10.55 (NYSE)              11.37%                   (1.69)%

In comparison, the Salomon Smith Barney High Yield Market Index ("SSB High Yield Index")3 and the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")4 returned 5.44% and negative 0.78%, respectively, for the same period. Please note that past performance is not indicative of future results.

U.S. HIGH YIELD MARKET

2001 was a volatile year for the high-yield bond market, which experienced large price movements throughout the year before rallying to finish the year with a gain of 5.44%, as measured by the SSB High Yield Index. Net mutual-fund inflows and lower interest rates battled to push the market higher, while negative economic data, equity-market declines, and technology and telecom earnings warnings and downward guidance revisions pressured the market to the downside. The high-yield market surged ahead to start 2001 as the deteriorating economy caused the U.S. Federal Reserve Board ("Fed") to lower interest rates by 100 basis points,5 or 1.00%, in January. The much anticipated interest-rate cuts and the resulting strong mutual-fund inflows contributed to a telecom-powered rally. Despite the initial enthusiasm over interest-rate cuts, market sentiment turned negative at the end of the first quarter as corporate earnings continued to deteriorate and equity values moved lower. Later in the year, the high-yield market rallied once again as takeover speculation and debt buybacks by distressed

--------------

1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the Fund's shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply of and demand for the Fund's shares.

2 Total returns are based on changes in NAV or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. This annualized distribution rate assumes a current monthly income dividend rate of $0.100 for 12 months. This rate is as of January 31, 2002 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

3 The SSB High Yield Index covers a significant portion of the below-investment-grade U.S. corporate bond market. Please note that an investor cannot invest directly in an index.

4 The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

5  A basis point is 0.01% or one one-hundredth of a percent.

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C


telecommunications companies provided hope for potential positive event risk. The tragic events of September 11th caused the high-yield market to record its worst month of performance (negative 7.20%) since the SSB High Yield Index began in January 1989. These events introduced heightened volatility into the high-yield market and had a particularly adverse impact on valuations of bonds from issuers in industries with more cyclical exposure, or with exposure to the tourism and airline sectors. Despite continued economic weakness and the uncertain economic consequences of September 11th, the high-yield market rebounded in the fourth quarter after the poor September performance. Strong U.S. Treasury security gains, bargain hunters in search of oversold credits and a dramatic reversal of mutual-fund flows contributed to the market rally.

During the period, the top-performing industries in the high-yield bond market included supermarkets/drugstores, consumer products, containers, restaurants, retail and housing related. Supermarkets/drugstores benefited from better-than-expected operating performance as well as from Rite Aid's successful balance-sheet restructuring. Consumer products benefited from a flight to quality to non-cyclicals. Containers rebounded from lower raw-material prices and depressed price levels on the bonds in 2000. Operational improvements and asset sales enabled restaurants to return from oversold prices in the prior year. Retail outperformed as Saks Inc. recorded better-than-expected results. Housing related benefited from better-than-expected new-home sales.

The worst performing industry groups during the period included telecommunications, airlines, aerospace, textiles, automotive and technology. Telecommunications suffered as declining asset values, excess capacity and weaker-than-expected revenue growth caused many telecom companies to enter Chapter 11 bankruptcy. Airlines and aerospace were negatively impacted by the terror attacks and the subsequent dramatic slowdown in air travel. The economic slowdown, competition from imports and the pullback in discretionary purchases generally harmed textiles. Automotive suffered due to the falloff in production schedules and continued pricing pressure from original-equipment manufacturers. Technology was adversely affected overall by the decline in corporate spending due to existing excess capacity.

The Fund's performance was helped by overweightings versus the SSB High Yield Index in the containers, consumer products and retail sectors and by an underweighting in the telecommunications sector. The Fund's performance was adversely affected by an underweighting in the housing related sector and by overweightings versus the SSB High Yield Index in the airlines and automotive sectors. During the course of the year, the Fund increased its weightings in the consumer products, healthcare and retail sectors, while reducing its exposure to the chemicals, energy and gaming sectors.

In terms of credit quality, BB, B and CCC issues generated market-weighted average returns of 13.48%, negative 0.49% and 10.54% respectively, as investors sought safety in the higher quality credit tiers such as BB issues, and searched for bargains in CCC issues.

On December 31, 2001, the overall high-yield market yielded 11.63%, down from 13.84% at year-end 2000. The excess yield over U.S. Treasuries was 7.21%, down from 8.76% at 2000 year-end. We believe that these levels represent attractive long-term value.

EMERGING MARKETS

Emerging markets debt returned negative 0.78% for the year as measured by the EMBI+. Developments in Argentina set the tone for emerging markets for the year. Argentina, the worst performer in the EMBI+, returned negative 66.85% for the year. Most notable was the reduction of the country weighting in the EMBI+; it commenced the year at 22%, the largest component of the EMBI+, and finished the year at 2.63%. Nonetheless, in what can only be described as a difficult period for the global financial markets, the remaining 16 countries comprising the EMBI+ all outperformed the EMBI+'s annual return of negative 0.78%, with 14 countries posting double-digit returns.

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For the year, federal policymakers were extremely active as they sought to fight the slowing U.S. economy by lowering the target for the federal funds rate ("fed funds rate").6 In January 2001, the market received a boost as the Fed changed its bias toward the U.S. economy from inflationary to recessionary and commenced easing rates. The policymakers reduced the fed funds rate 11 times in the year, from 6.50% in January 2001 to 1.75% by year-end. The most recent reduction took place on December 11th, with the Fed citing that the "balance of risks" remained weighted toward economic weakness. On January 30, 2002 the Federal Open Market Committee ("FOMC")7 maintained this bias but held rates steady at 1.75%.

Oil prices, an important driver of value in the emerging markets, experienced considerable price volatility this year. A number of factors contributed to this volatility, including a global oversupply of oil, a slump in the aviation industry and a slowing U.S. economy. Oil prices traded in a wide range, from $32.19 to $17.45 per barrel, as investors focused on the declining demand for oil. Prices closed the year at $19.84 per barrel. In December, the Organization of Petroleum Exporting Countries' ("OPEC")8 11-member cartel decided to cut production by 1.5 million barrels per day for six months starting January 1, 2002. The move follows an unprecedented agreement by five non-OPEC members, including Russia, Mexico and Norway, who participated in the cut. Including the latest move, OPEC reduced its exports by one-fifth in 2001, which translates into five million barrels per day.

Return volatility 9 for emerging-markets debt remained just below historical levels. For the twelve months ending December 31, 2001, this measure of volatility was 14.23%. Return volatility gradually increased throughout 2001 as the Turkish banking crisis, uncertainty surrounding the September 11th terrorist attacks and the demise of the Argentine economy all contributed to the uncertainty in emerging markets. The market's ability to view problems on a country-by-country basis and not extrapolate isolated problems into systemic risks is a positive development.

Latin America

Latin America, as a region, returned negative 13.70% for the year as measured by the EMBI+. The region was unquestionably affected by the situation in Argentina. Notable in this region was the divergence of Brazil from Argentina, as Brazil returned an impressive 7.19% for the year despite Argentina's financial woes.

Mexico returned 14.21% for the year as measured by the EMBI+. Mexican debt benefited as some investors sought to reduce risk in their portfolios by selling the volatile Argentine debt in exchange for more stable Mexican debt. Subdued economic activity combined with currency strength may put a cap on inflationary pressures, suggesting market interest rates could decline further from current levels in 2002. The market continues to anticipate a Standard & Poor's Ratings Service investment-grade upgrade, but the rating agency may delay its decision until the U.S. economy shows signs of recovery. We have maintained our exposure to Mexican debt since we believe it is one of the most stable countries in the emerging markets.


----------------
6 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

7 The FOMC is a policy-making body of the Federal Reserve System, the U.S. central bank that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

8 OPEC is an international organization of 11 developing countries, each of which is heavily reliant on oil revenues as its main source of income. Membership is open to any country that is a substantial net exporter of oil and shares the ideals of the organization. The current members are Algeria, Indonesia, Iran, Iraq, Kuwait, Libya, Nigeria, Qatar, Saudi Arabia, the United Arab Emirates and Venezuela.

9 Return volatility is the standard deviation of monthly returns over the period being measured.

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C


Brazil returned 7.19% for the year as measured by the EMBI+. The breakaway from Argentine contagion and return to positive performance was the most convincing change in the Latin sector this year. The events of November and December showed that the historically close relationship between Brazil and Argentina has now changed dramatically. 2002 is an election year in Brazil and we believe that this will cause some near-term volatility. However, we believe Brazil is well positioned to withstand this potential volatility. Additionally, water-conservation measures in place currently may help avoid a repeat of the crisis this past summer. We maintained our slight overweighting in Brazilian securities relative to the benchmark for the year.

Argentina returned negative 66.85% for the year as measured by the EMBI+. This was the worst performance in the EMBI+ and was the driving contributor of poor performance in the Latin American region in 2001. The country continues to be mired in a four-year recession made worse by recent political turmoil. Argentina announced a debt moratorium (default) on all external debt obligations in December. President De la Rua resigned after last-minute attempts to form a coalition government with the opposition Peronist Party failed. De la Rua was in the second year of a four-year term. Much uncertainty remains over how the situation in Argentina will play out in 2002. We remain underweighted in Argentine securities relative to the EMBI+ and continue to monitor developments very closely.

Eastern Europe/Middle East/Africa

Non-Latin American countries, which represent 37% of the EMBI+'s market capitalization, largely outperformed the Latin American region for the year, as the non-Latin group returned 35.37%.

Russia, the best performer for the year, returned 55.81% as measured by the EMBI+. The Russian economy continues to benefit from high domestic consumption, abundant stockpiles of foreign reserves, limited external financing requirements and low domestic debt. These improving credit fundamentals have not gone unnoticed as Moody's Investors Service, Inc. recently revised its foreign-currency bond rating from B3 to Ba3, citing an improved capacity by Russia to service its debt. We maintained an overweight position in Russian debt for the quarter and year versus the EMBI+, as it contributed positively to portfolio performance.

Turkey returned 21.68% for the year as measured by the EMBI+. Turkey was able to rebound from a financial crisis in 2000, which led to a balance-of-payments crisis and a devaluation of the local currency in the first quarter of 2001. The International Monetary Fund ("IMF")10 affirmed its commitment, granting Turkey an $11.4 billion injection to restore confidence in the banking sector. Following the September terrorist attacks on the U.S., market sentiment improved toward Turkey. The country's strategic importance, combined with its improved relations with the IMF, have attracted investor interest. Since the September 11th attacks, we have taken a slight overweight position in Turkish sovereign debt relative to the EMBI+. This has contributed positively to the Fund's performance.

OUTLOOK

Going forward, valuations in the high-yield market continue to appear attractive at yields in excess of 11.5%, yet we remain cautious as we believe that the longer term positive effects of any Fed interest-rate cuts and lower long-term interest rates are offset by several factors in the short run, including (i) higher default rates, (ii) disappointing corporate profitability, (iii) the magnitude and timing of a global economic rally, (iv) reduced secondary-market liquidity and (v) continued equity-market volatility.


----------------

10 The IMF is an organization of 183 member countries, established to promote international monetary cooperation, exchange stability, and orderly exchange arrangements.

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C


Although emerging markets returned negative 0.78% for the year as measured by the EMBI+, positive technical factors and declining risk aversion have been driving market performance more than fundamentals since November. The EMBI+ ex-Argentina returned 19.79% for the year, a strong performance in such volatile financial markets. EMBI+ sovereign spreads 11 over U.S. Treasury securities closed the period at 731 basis points. Looking ahead to 2002, the prospect of U.S. recovery may be supportive for Asia and Latin America. We continue to remain invested in a diversified portfolio of emerging-markets debt securities.

ADDITIONAL INFORMATION

The Salomon Brothers High Income Fund Inc is traded on the New York Stock Exchange under the symbol "HIF." Daily closing prices are available in most newspapers under the New York Stock Exchange listings. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

In a continuing effort to provide information concerning the Salomon Brothers High Income Fund Inc, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Standard Time (EST), for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Salomon Brothers High Income Fund Inc stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449. (1-718-921-8200 if you are calling from within New York City.)

We at Salomon Brothers Asset Management appreciate your investment in the Salomon Brothers High Income Fund Inc.


Sincerely,

/s/ Heath B. McLendon                   /s/ Peter J. Wilby

Heath B. McLendon                       Peter J. Wilby
Chairman                                Executive Vice President


/s/ Beth A. Semmel                      /s/ James E. Craige

Beth A. Semmel                          James E. Craige
Executive Vice President                Executive Vice President


The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 6 through 12 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of December 31, 2001 and is subject to change.


---------------
11 Sovereign bonds are bonds issued by non-U.S. governments. Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C


Schedule of Investments
December 31, 2001

     FACE
    AMOUNT                                          SECURITY                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------

Corporate Bonds -- 61.2%
BASIC INDUSTRIES -- 8.1%

$    275,000         Acetex Corp., Sr. Notes, 10.875% due 8/1/09 .............................................      $   276,375
     500,000         AEI Holding Co., Inc., Company Guaranteed, 10.500% due 12/15/05 (a)(b)(c) ...............          270,000
     375,000         Airgas Inc., Company Guaranteed, 9.125% due 10/1/11 .....................................          397,500
     300,000         Appleton Papers Inc., Sr. Sub. Notes, 12.500% due 12/15/08 (a) ..........................          289,500
     350,000         Applied Extrusion Technologies, Inc., Sr. Notes, 10.750% due 7/1/11 .....................          374,500
     325,000         Berry Plastics Corp., Sr. Sub. Notes, 12.250% due 4/15/04 ...............................          329,469
     375,000         ISP Chemco Inc., Sr. Sub. Notes, 10.250% due 7/1/11 .....................................          393,750
     200,000         Millennium America Inc., Company Guaranteed, 9.250% due 6/15/08 .........................          205,000
     225,000         Norske Skog Canada, Sr. Notes, 8.625% due 6/15/11 (a) ...................................          234,563
     125,000         Noveon Inc., Company Guaranteed, 11.000% due 2/28/11 ....................................          131,875
     300,000         OM Group Inc., Sr. Sub. Notes, 9.250% due 12/15/11 (a) ..................................          307,500
     350,000         Polymer Group Inc., Series B, Company Guaranteed, 8.750% due 3/1/08 .....................          103,250
     150,000         Radnor Holdings Corp., Series B, Company Guaranteed, 10.000% due 12/1/03 ................          108,750
     750,000         Republic Technologies/RTI Capital, 13.750% due 7/15/09 (b)(c) ...........................           52,500
     300,000         Riverwood International Co., Sr. Notes, 10.625% due 8/1/07 ..............................          316,500
                                                                                                                    -----------
                                                                                                                      3,791,032
                                                                                                                    -----------
BUILDING/CONSTRUCTION -- 0.3%

     125,000         Nortek Inc., Sr. Sub. Notes, 8.875% due 8/1/08 ..........................................          125,937
                                                                                                                    -----------

CONSUMER CYCLICAL -- 3.7%

     400,000         Advance Stores Co. Inc., Company Guaranteed, 10.250% due 4/15/08 ........................          408,000
     250,000         Cole National Group, Inc., Sr. Sub. Notes, 8.625% due 8/15/07 ...........................          232,500
     300,000         CSK Auto Inc., Sr. Notes, 12.000% due 6/15/06 (a) .......................................          303,750
     350,000         Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 5/1/08 .................................          315,000
      50,000         HMH Properties, Inc., Sr. Notes, Series C, 8.450% due 12/1/08 ...........................           47,750
     250,000         Leslie's Poolmart Inc., Sr. Notes, 10.375% due 7/15/04 ..................................          229,375
     250,000         Mattress Discounters Co., Sr. Notes, 12.625% due 7/15/07 ................................           51,562
   1,000,000         Pillowtex Corp., Series B, Company Guaranteed, 9.000% due 12/15/07 (b)(c) ...............           10,000
     150,000         Saks Inc., 9.875% due 10/1/11 (a) .......................................................          141,000
                                                                                                                    -----------
                                                                                                                      1,738,937
                                                                                                                    -----------
CONSUMER NON-CYCLICAL -- 15.0%

     325,000         American Safety Razor Co., Sr. Notes, 9.875% due 8/1/05 .................................          320,125
     250,000         Argosy Gaming Co., Company Guaranteed, 10.750% due 6/1/09 ...............................          275,937
     150,000         Aztar Corp., Sr. Sub. Notes, 8.875% due 5/15/07 .........................................          155,625
     450,000         Coast Hotels & Casinos, Inc., Company Guaranteed, 9.500% due 4/1/09 .....................          463,500
     550,000         CONMED Corp., Company Guaranteed, 9.000% due 3/15/08 ....................................          563,750
     250,000         Davita Inc., Company Guaranteed, 9.250% due 4/15/11 .....................................          263,750


-------------------------------------------------------------------------------------------------------------------------------
                                           See Notes to Financial Statements.

PAGE 6

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 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C


Schedule of Investments (continued)
December 31, 2001

     FACE
    AMOUNT                                          SECURITY                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------

CONSUMER NON-CYCLICAL -- 15.0% (CONTINUED)

   $ 200,000         Elizabeth Arden Inc., 11.750% due 2/1/11 ................................................      $   206,000
     375,000         Fleming Cos. Inc., Company Guaranteed, 10.125% due 4/1/08 ...............................          380,625
     100,000         Fresenius Medical Capital Trust, Company Guaranteed, 7.875% due 2/1/08 ..................          100,500
     500,000         Harrah's Operating Co., Inc., Company Guaranteed, 7.875% due 12/15/05 ...................          520,000
     375,000         HCA Inc., 6.910% due 6/15/05 ............................................................          386,250
     250,000         Hines Horticulture, Inc., Sr. Sub. Notes, Series B, 12.750% due 10/15/05 ................          251,250
     250,000         Home Interiors & Gifts Inc., Company Guaranteed, 10.125% due 6/1/08 .....................          191,250
     375,000         Horseshoe Gaming Holdings, Series B, Company Guaranteed, 8.625% due 5/15/09 .............          389,062
     375,000         IASIS Healthcare Corp., Company Guaranteed, 13.000% due 10/15/09 ........................          406,875
     100,000         Land O' Lakes Inc., Sr. Notes, 8.750% due 11/15/11 (a) ..................................           97,000
     300,000         MGM Grand Inc., Company Guaranteed, 9.750% due 6/1/07 ...................................          315,750
   1,400,000         Nebco Evans Holding Co., Sr. Discount Notes, (zero coupon until 7/15/02,
                       12.375% thereafter), due 7/15/07 (b)(c) ...............................................            1,750
     350,000         North Atlantic Trading Co., Inc., Company Guaranteed, 11.000% due 6/15/04 ...............          315,000
                     Park Place Entertainment Inc., Sr. Sub. Notes:
     275,000           9.375% due 2/15/07 ....................................................................          288,063
     125,000           8.875% due 9/15/08 ....................................................................          127,656
     125,000         Playtex Products Inc., Company Guaranteed, 9.375% due 6/1/11 ............................          132,500
     177,000         Pueblo Xtra International, Inc., Sr. Notes, Series C, 9.500% due 8/1/03 .................           32,745
     350,000         Rite Aid Corp., Sr. Notes, 7.625% due 4/15/05 ...........................................          306,250
     125,000         United Industries Corp., Sr. Sub. Notes, 9.875% due 4/1/09 ..............................          118,125
     250,000         Vanguard Health Systems Inc., Sr. Sub. Notes, 9.750% due 8/1/11 (a) .....................          263,750
     250,000         Winsloew Furniture, Inc., Company Guaranteed, 12.750% due 8/15/07 .......................          176,250
                                                                                                                    -----------
                                                                                                                      7,049,338
                                                                                                                    -----------
ENERGY -- 5.4%

      75,000         Benton Oil & Gas Co., Sr. Notes, 11.625% due 5/1/03 .....................................           52,313
     175,000         Canadian Forest Oil Ltd., Company Guaranteed, 8.000% due 6/15/08 ........................          176,750
     250,000         Compass Minerals Group Inc., Sr. Sub. Notes, 10.000% due 8/15/11 (a) ....................          260,625
     500,000         Continental Resources Inc., Company Guaranteed, 10.250% due 8/1/08 ......................          430,000
     375,000         Grey Wolf Inc., Sr. Notes, 8.875% due 7/1/07 ............................................          367,500
     466,000         Key Energy Services Inc., Series B, Company Guaranteed, 14.000% due 1/15/09 .............          540,560
      25,000         Nuevo Energy Co., Sr. Sub. Notes, 9.375% due 10/1/10 ....................................           23,250
     375,000         Pioneer Natural Resource Co., Company Guaranteed, 9.625% due 4/1/10 .....................          411,094
     250,000         Plains Resources Inc., Sr. Sub. Notes, 10.250% due 3/15/06 ..............................          253,750
                                                                                                                    -----------
                                                                                                                      2,515,842
                                                                                                                    -----------
FINANCIAL SERVICES -- 0.7%

     493,850         Airplanes Pass Through Trust, 10.875% due 3/15/19 .......................................          108,647
     250,000         MeriStar Hospitality Corp., Sr. Notes, 9.125% due 1/15/11 ...............................          236,250
                                                                                                                    -----------
                                                                                                                        344,897
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                                                                                                         PAGE 7

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

December 31, 2001

     FACE
    AMOUNT                                          SECURITY                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------

MANUFACTURING -- 2.7%

 $ 1,000,000         Breed Technologies, Inc., Sr. Sub. Notes, 9.250% due 4/15/08 (b)(c) .....................      $       100
     300,000         Collins & Aikman Products, Sr. Notes, 10.750% due 12/31/11 (a) ..........................          302,250
     175,000         Dura Operating Corp., Company Guaranteed, 9.000% due 5/1/09 .............................          165,375
     100,000         Fedders North America, Inc., 9.375% due 8/15/07 .........................................           73,750
      95,000         Foamex L.P., Company Guaranteed, 9.875% due 6/15/07 .....................................           71,725
     350,000         Jordan Industries, Inc., Sr. Notes, Series D, 10.375% due 8/1/07 ........................          176,750
     500,000         Key Plastics Holdings, Inc., Sr. Sub. Notes, Series B, 10.250% due 3/15/07 (b)(c) .......               50
     125,000         Moll Industries, Inc., Sr. Sub. Notes, 10.500% due 7/1/08 ...............................           23,125
     200,000         Sequa Corp., Sr. Notes, 9.000% due 8/1/09 ...............................................          190,000
     250,000         Terex Corp., Sr. Sub. Notes, 10.375% due 4/1/11 .........................................          261,250
                                                                                                                    -----------
                                                                                                                      1,264,375
                                                                                                                    -----------
MEDIA - CABLE -- 12.7%

                     Adelphia Communications Corp., Sr. Notes:
     170,970           9.500% due 2/15/04 ....................................................................          169,047
     525,000           10.250% due 6/15/11 ...................................................................          526,312
                     Charter Communications Holdings LLC:
     750,000           Sr. Discount Notes, (zero coupon until 5/15/06, 11.750% thereafter), due 5/15/11 ......          465,000
     150,000           Sr. Notes, (zero coupon until 11/15/05, 11.750% thereafter), due 1/15/10 ..............          108,375
                     CSC Holdings Inc., Sr. Sub. Notes:
     250,000           9.875% due 2/15/13 ....................................................................          266,875
     250,000           9.875% due 4/1/23 .....................................................................          267,813
                     Diamond Cable Co., Sr. Discount Notes:
     450,000           13.250% due 9/30/04 ...................................................................          119,250
      50,000           Zero coupon until 2/15/02, (10.750% thereafter), due 2/15/07 ..........................           12,250
     500,000         Echostar DBS Corp., Sr. Notes, 9.125% due 1/15/09 (a) ...................................          503,750
     235,000         Hollinger International Publishing Inc., Company Guaranteed, 9.250% due 3/15/07 .........          234,119
     450,000         Insight Midwest L.P., Sr. Notes, 10.500% due 11/1/10 ....................................          488,250
     275,000         LIN Television Corp., Company Guaranteed, 8.000% due 1/15/08 ............................          278,437
      75,000         Mediacom BroadBand LLC, 11.000% due 7/15/13 .............................................           82,688
     375,000         Mediacom LLC, Sr. Notes, 9.500% due 1/15/13 .............................................          390,937
     250,000         Nextmedia Operating Inc., Company Guaranteed, 10.750% due 7/1/11 (a) ....................          259,375
     460,000         NTL Communications Corp., 11.500% due 10/1/08 ...........................................          163,300
                     NTL Inc., Sr. Notes:
      65,000           12.750% due 4/15/05 ...................................................................           23,075
      90,000           11.500% due 2/1/06 ....................................................................           31,950
     375,000         R.H. Donnelly Inc., Sr. Sub. Notes, 9.125% due 6/1/08 ...................................          388,594
     300,000         Sun Media Corp., Sr. Sub. Notes, 9.500% due 5/15/07 .....................................          306,000
     900,000         United International Holdings, Inc., Sr. Discount Notes, (zero coupon until 2/15/03,
                       10.750% thereafter), due 2/15/08 ......................................................          265,500

-------------------------------------------------------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

PAGE 8

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

December 31, 2001

     FACE
    AMOUNT                                          SECURITY                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------

MEDIA - CABLE -- 12.7% (CONTINUED)

                     United Pan-Europe Communications N.V.:
   $ 705,000           Series B, (zero coupon until 2/1/05, 13.750% thereafter), due 2/1/10 (a)(d) ...........      $    59,925
      90,000           Sr. Discount Notes, 11.250% due 11/1/09 (d) ...........................................           12,150
     850,000         Yell Finance BV, Sr. Discount Notes, 13.500% due 8/1/11 .................................          514,250
                                                                                                                    -----------
                                                                                                                      5,937,222
                                                                                                                    -----------
SERVICES/OTHER -- 5.0%

     425,000         Allied Waste Industries, Inc., Sr. Sub. Notes, 10.000% due 8/1/09 .......................          439,875
     350,000         American Tower Corp., Sr. Notes, 9.375% due 2/1/09 ......................................          283,500
     175,000         Comforce Operating Inc., Sr. Notes, Series B, 12.000% due 12/1/07 .......................          130,375
     625,000         Crown Castle International Corp., Sr. Discount Notes, (zero coupon until 5/15/04,
                       10.375% thereafter), due 5/15/11 ......................................................          390,625
   1,000,000         Holt Group Inc., Sr. Notes, 9.750% due 1/15/06 (b)(c) ...................................           35,000
     100,000         Mail-Well I Corp., Series B, Company Guaranteed, 8.750% due 12/15/08 ....................           78,500
     250,000         Pierce Leahy Co., Company Guaranteed, 8.125% due 5/15/08 ................................          253,750
     525,000         SBA Communications Corp., Sr. Notes, 10.250% due 2/1/09 .................................          451,500
     130,000         Sitel Corp., Company Guaranteed, 9.250% due 3/15/06 .....................................          100,750
                     Spectrasite Holdings Inc., Sr. Discount Notes:
     225,000           Zero coupon until 7/15/03, (12.000% thereafter), due 7/15/08 ..........................           70,875
     325,000           Zero coupon until 4/15/04, (11.250% thereafter), due 4/15/09 ..........................           86,125
                                                                                                                    -----------
                                                                                                                      2,320,875
                                                                                                                    -----------
TECHNOLOGY -- 0.7%

     325,000         Xerox Capital Europe PLC, Company Guaranteed, 5.750% due 5/15/02 ........................          320,125
                                                                                                                    -----------

TELECOMMUNICATIONS -- 4.4%

     250,000         American Cellular Corp., Sr. Sub. Notes, 9.500% due 10/15/09 ............................          243,750
      75,000         Dobson Communications Corp., 10.875% due 7/1/10 .........................................           77,812
     750,000         Global Crossing Holding Ltd., Company Guaranteed, 8.700% due 8/1/07 (d) .................           71,250
                     Nextel Communications, Inc., Sr. Discount Notes:
     150,000           9.375% due 11/15/09 ...................................................................          118,875
     925,000           Zero coupon until 9/15/02, (10.650% thereafter), due 9/15/07 ..........................          709,938
     325,000         NextLink Communications Inc., Sr. Notes, 10.750% due 6/1/09 (b)(c) ......................           42,250
     150,000         Rogers Cantel, Inc., 9.375% due 6/1/08 ..................................................          155,250
                     Telewest Communication PLC, Sr. Notes:
     175,000           11.000% due 10/1/07 ...................................................................          126,875
     375,000           11.250% due 11/1/08 ...................................................................          275,625
                     Triton PCS Inc., Company Guaranteed:
     125,000           8.750% due 11/15/11 (a) ...............................................................          125,625
     125,000           Zero coupon until 5/1/03, (11.000% thereafter), due 5/1/08 ............................          113,750
                                                                                                                    -----------
                                                                                                                      2,061,000
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
                                             See Notes to Financial Statements.
                                                                                                                         PAGE 9

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

December 31, 2001

     FACE
    AMOUNT                                          SECURITY                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION -- 0.7%

   $ 375,000         Stena AB, Sr. Notes, 8.750% due 6/15/07 .................................................      $   343,125
                                                                                                                    -----------

UTILITIES -- 1.8%

     100,000         AES Corp., Sr. Notes, 9.500% due 6/1/09 .................................................           91,500
     425,000         Azurix Corp., Sr. Notes, 10.375% due 2/15/07 ............................................          299,625
                     Calpine Corp., Sr. Notes:
     375,000           7.750% due 4/15/09 ....................................................................          331,406
     150,000           8.500% due 2/15/11 ....................................................................          136,687
                                                                                                                    -----------
                                                                                                                        859,218
                                                                                                                    -----------
                     TOTAL CORPORATE BONDS (Cost -- $34,661,275) .............................................       28,671,923
                                                                                                                    -----------

Convertible Bonds -- 1.2%

     100,000         Ciena Corp., 3.750% due 2/1/08 ..........................................................           64,500
     375,000         Comverse Technology Inc., 1.500% due 12/1/05 ............................................          286,406
     300,000         i2 Technologies Inc., 5.250% due 12/15/06 ...............................................          222,750
                                                                                                                    -----------
                     TOTAL CONVERTIBLE BONDS (Cost -- $583,253) ..............................................          573,656
                                                                                                                    -----------

Sovereign Bonds -- 34.5%

ARGENTINA -- 0.1%

     175,000         Republic of Argentina, 14.250% due 11/30/02 (b)(c) ......................................           66,937
                                                                                                                    -----------

BRAZIL -- 9.7%

                     Federal Republic of Brazil:
   5,025,000           11.000% due 8/17/40 ...................................................................        3,881,812
     861,987           C Bond, 8.000% due 4/15/14 ............................................................          664,807
                                                                                                                    -----------
                                                                                                                      4,546,619
                                                                                                                    -----------
BULGARIA -- 1.5%

     800,000         Republic of Bulgaria, FLIRB, Series A, 4.563% due 7/28/12 (e) ...........................          721,500
                                                                                                                    -----------

COLOMBIA -- 1.4%

     655,000         Republic of Colombia, 11.750% due 2/25/20 ...............................................          655,000
                                                                                                                    -----------

MEXICO -- 0.5%

     225,000         United Mexican States, 8.125% due 12/30/19 ..............................................          219,712
                                                                                                                    -----------

PERU -- 1.1%

     650,000         Republic of Peru, PDI Bond, 4.000% due 3/7/17 (e) .......................................          500,500
                                                                                                                    -----------

PHILIPPINES -- 0.7%

     350,000         Republic of Philippines, 9.875% due 1/15/19 .............................................          334,688
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
                                            See Notes to Financial Statements.
PAGE 10

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

December 31, 2001

     FACE
    AMOUNT                                          SECURITY                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------

RUSSIA -- 12.7%

                     Russian Federation:
 $     5,509           8.250% due 3/31/10 ....................................................................      $     4,835
  10,200,000           5.000% due 3/31/30 (e) ................................................................        5,928,750
                                                                                                                    -----------
                                                                                                                      5,933,585
                                                                                                                    -----------
TURKEY -- 3.5%

   1,700,000         Republic of Turkey, 11.875% due 1/15/30 .................................................        1,644,750
                                                                                                                    -----------

VENEZUELA -- 3.3%

                     Republic of Venezuela:
     900,000           13.625% due 8/15/18 ...................................................................          765,000
     571,421           DCB, 2.785% due 12/18/07 (e) ..........................................................          413,566
     470,613           NMB, 3.000% due 12/18/05 (e) ..........................................................          357,666
                                                                                                                    -----------
                                                                                                                      1,536,232
                                                                                                                    -----------
                     TOTAL SOVEREIGN BONDS (Cost -- $14,390,372) .............................................       16,159,523
                                                                                                                    -----------

Loan Participations (e)(f) -- 1.7%

ALGERIA -- 1.7%

     879,371         The People's Democratic Republic of Algeria, Tranche 1,
                       4.3125% due 9/4/06 (Chase Manhattan, Credit Suisse First Boston Corp.) ................          809,021
                                                                                                                    -----------

MOROCCO -- 0.0%

       5,328         Kingdom of Morocco, Tranche A, 2.7813% due 1/1/09 (Chase Manhattan) .....................            4,755
                                                                                                                    -----------
                     TOTAL LOAN PARTICIPATIONS (Cost -- $752,598) ............................................          813,776
                                                                                                                    -----------

   SHARES
------------
Common Stock (c) -- 0.3%
         500         AmeriKing, Inc. .........................................................................                5
       6,084         Axiohm Transaction Solutions Inc. .......................................................                0
   1,527,428         ContiFinancial Corp., Liquidating Trust Units (g) .......................................          151,979
                                                                                                                    -----------
                     TOTAL COMMON STOCK (Cost -- $173,979) ...................................................          151,984
                                                                                                                    -----------
Preferred Stock -- 0.3%

       1,085         AmeriKing, Inc. (h) .....................................................................               11
           8         Anvil Holdings Inc. .....................................................................               18
       1,350         CSC Holdings Inc. .......................................................................          142,763

-------------------------------------------------------------------------------------------------------------------------------
                                           See Notes to Financial Statements.
                                                                                                                        PAGE 11

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

December 31, 2001

   SHARES                                           SECURITY                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------

                     TCR Holding Corp.:
         803           Class B (c) ...........................................................................      $         8
         442           Class C (c) ...........................................................................                4
       1,165           Class D (c) ...........................................................................               12
       2,410           Class E (c) ...........................................................................               24
                                                                                                                    -----------
                     TOTAL PREFERRED STOCK (Cost -- $152,470) ................................................          142,840
                                                                                                                    -----------
  WARRANTS
------------
Warrants (c) -- 0.0%
       2,500         In Flight Phone (Exercise price of $0.01 per share expiring 8/31/02,
                       each warrant exercisable for one share of common stock) ...............................                0
         780         Mattress Discounters Co., expire 7/15/07 ................................................            1,268
         750         Republic Technology Corp., expire 7/15/09 ...............................................                8
         250         Winsloew Furniture, Inc., expire 8/15/07 ................................................              188
                                                                                                                    -----------
                     TOTAL WARRANTS (Cost -- $18,668) ........................................................            1,464
                                                                                                                    -----------
    FACE
   AMOUNT
-----------
Repurchase Agreement -- 0.8%
  $  391,000         Greenwich Capital Markets, Inc., 1.550% due 1/2/02; Proceeds at maturity -- $391,034;
                       (Fully collateralized by U.S. Treasury Notes, 6.750% due 5/15/05;
                       Market value -- $399,855) (Cost -- $391,000) ..........................................          391,000
                                                                                                                    -----------
                     TOTAL INVESTMENTS -- 100% (Cost -- $51,123,615*) ........................................      $46,906,166
                                                                                                                    ===========

-------------
  (a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
  (b) Security is currently in default.
  (c) Non-income producing security.
  (d) Income accrual discontinued subsequent to year-end.
  (e) Rate shown reflects current rate on instruments with variable rate or step coupon rates.
  (f) Participation interest was acquired through the financial institution indicated parenthetically.
  (g) Security is valued in accordance with fair valuation procedures.
  (h) Payment-in-kind security for which part of the income earned may be paid as additional principal.
   *  Aggregate cost for Federal income tax purposes is substantially the same.

      Abbreviations used in this schedule:
      ------------------------------------
      C Bond -- Capitalization Bond.
      DCB    -- Debt Conversion Bond.
      FLIRB  -- Front-Loaded Interest Reduction Bond.
      NMB    -- New Money Bond.
      PDI    -- Past Due Interest.

-------------------------------------------------------------------------------------------------------------------------------
                                         See Notes to Financial Statements.
PAGE 12

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C


Statement of Assets and Liabilities
December 31, 2001

ASSETS:
  Investments, at value (Cost -- $51,123,615) ..........................................      $46,906,166
  Cash .................................................................................              930
  Interest receivable ..................................................................        1,332,570
  Dividends receivable .................................................................            3,755
                                                                                              -----------
  TOTAL ASSETS .........................................................................       48,243,421
                                                                                              -----------

LIABILITIES:
  Management fee payable ...............................................................           28,475
  Accrued expenses .....................................................................          134,914
                                                                                              -----------
  TOTAL LIABILITIES ....................................................................          163,389
                                                                                              -----------
TOTAL NET ASSETS .......................................................................      $48,080,032
                                                                                              ===========

NET ASSETS:
  Par value of capital shares ($0.001 par value, authorized 100,000,000 shares;
     5,019,502 shares outstanding) .....................................................      $     5,020
  Capital paid in excess of par value ..................................................       66,035,833
  Accumulated net realized loss on investments .........................................      (13,743,372)
  Net unrealized depreciation of investments ...........................................       (4,217,449)
                                                                                              -----------
TOTAL NET ASSETS .......................................................................      $48,080,032
                                                                                              ===========

NET ASSET VALUE, PER SHARE ($48,080,032 / 5,019,502 shares outstanding) ................            $9.58
                                                                                                    =====

---------------------------------------------------------------------------------------------------------
                                   See Notes to Financial Statements.
                                                                                                  PAGE 13

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C


Statement of Operations For the Year
Ended December 31, 2001

INVESTMENT INCOME:
  Interest..............................................................................      $ 5,845,586
  Dividends.............................................................................           14,574
                                                                                              -----------
  TOTAL INVESTMENT INCOME...............................................................        5,860,160
                                                                                              -----------

EXPENSES:
  Management fee (Note 2)...............................................................          348,598
  Audit and tax services................................................................           55,999
  Shareholder communications............................................................           50,016
  Directors' fees.......................................................................           33,999
  Legal fees............................................................................           30,679
  Shareholder and system servicing fees.................................................           30,002
  Registration fees.....................................................................           16,889
  Custody ..............................................................................           13,199
  Other ................................................................................           18,041
                                                                                              -----------
  TOTAL EXPENSES........................................................................          597,422
                                                                                              -----------
NET INVESTMENT INCOME...................................................................        5,262,738
                                                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3): Realized Loss From
  Security Transactions (excluding short-term securities):

     Proceeds from sales................................................................       72,033,252
     Cost of securities sold............................................................       80,132,521
                                                                                              -----------
  NET REALIZED LOSS.....................................................................       (8,099,269)
                                                                                              -----------

  Change in Net Unrealized Depreciation of Investments:
     Beginning of year..................................................................      (10,728,648)
     End of year........................................................................       (4,217,449)
                                                                                              -----------
  DECREASE IN NET UNREALIZED DEPRECIATION...............................................        6,511,199
                                                                                              -----------
NET LOSS ON INVESTMENTS.................................................................       (1,588,070)
                                                                                              -----------
INCREASE IN NET ASSETS FROM OPERATIONS..................................................      $ 3,674,668
                                                                                              ===========



---------------------------------------------------------------------------------------------------------
                                 See Notes to Financial Statements.
PAGE 14

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C


Statements of Changes in Net Assets
For the Years Ended December 31,


                                                                                             2001            2000
--------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income...................................................              $ 5,262,738      $ 6,639,941
  Net realized loss ......................................................               (8,099,269)      (1,962,183)
  (Increase) decrease in net unrealized depreciation......................                6,511,199       (6,565,375)
                                                                                        -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ......................                3,674,668       (1,887,617)
                                                                                        -----------      -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...................................................               (5,221,639)      (6,672,290)
  Capital.................................................................               (1,263,126)        (730,058)
                                                                                        -----------      -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS...............               (6,484,765)      (7,402,348)
                                                                                        -----------      -----------

FUND SHARE TRANSACTIONS (NOTE 8):
  Proceeds from shares issued for reinvestment of dividends...............                  663,742          492,413
                                                                                        -----------      -----------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.....................                  663,742          492,413
                                                                                        -----------      -----------
DECREASE IN NET ASSETS....................................................               (2,146,355)      (8,797,552)

NET ASSETS:

  Beginning of year.......................................................               50,226,387       59,023,939
                                                                                        -----------      -----------
  END OF YEAR*............................................................              $48,080,032      $50,226,387
                                                                                        ===========      ===========
* Includes overdistributed net investment income of: .....................                       --      $   (41,099)
                                                                                        ===========      ===========


--------------------------------------------------------------------------------------------------------------------
                       See Notes to Financial Statements.
                                                                                                             PAGE 15

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C


Notes to Financial Statements

Note 1. Organization and Significant Accounting Policies

Salomon Brothers High Income Fund Inc ("Fund") was incorporated in Maryland on September 14, 1992 and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets plus any borrowings for investment purposes, high-yield debt securities issued by U.S. and foreign corporations, and foreign governments. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

INVESTMENT TRANSACTIONS. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments. Dividend income is recorded on ex-dividend date.

FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP.

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from capital.

REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

YEAR END TAX RECLASSIFICATIONS. At December 31, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Management Fee and Other Transactions

Salomon Brothers Asset Management Inc, a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings Inc., which, in turn is a subsidiary of Citigroup Inc., acts as investment manager to the Fund. The Investment Manager is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies, for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund. The management fee for these services is payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

The Investment Manager has delegated certain administrative responsibilities to Smith Barney Fund Management LLC ("SBFM"), an affiliate of the Investment Manager pursuant to a Sub-Administration Agreement between the Investment Manager and SBFM.

At December 31, 2001, the Investment Manager owned 10,056 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager.

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 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C


Notes to Financial Statements (continued)

Note 3. Portfolio Activity and Federal Income Tax Status

For the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases ....................................................    $ 71,846,207
                                                                  ============
Sales ........................................................    $ 72,033,252
                                                                  ============

At December 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation ................................    $  3,055,791
Gross unrealized depreciation ................................      (7,273,240)
                                                                  ------------
Net unrealized depreciation ..................................    $ (4,217,449)
                                                                  ============
Note 4. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. At December 31, 2001, the cost of the Fund's loan participations was $752,598.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Note 5. Credit Risk

The yields of emerging markets debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

Note 6. Dividends Subsequent to December 31, 2001

The Board of Directors of the Fund declared a common stock dividend from net investment income of $0.100 per share for the months of January and February 2002, payable on January 25, 2002 and February 22, 2002 to shareholders of record on January 15, 2002 and February 12, 2002.

Note 7. Capital Loss Carryforward

At December 31, 2001, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $13,335,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below:

                                     2007            2008            2009
                                  ----------      ----------      ----------
Carryforward Amounts ...........  $2,961,000      $1,894,000      $8,480,000

Note 8. Capital Shares

Capital stock transactions were as follows:

                                        YEAR ENDED              YEAR ENDED
                                    DECEMBER 31, 2001       DECEMBER 31, 2000
                                   -------------------     -------------------
                                   SHARES      AMOUNT      SHARES      AMOUNT
                                   ------     --------     ------     --------
Shares issued on reinvestment...   59,871     $663,742     42,037     $492,413

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C


Financial Highlights

Data for a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                                        2001        2000        1999        1998        1997
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR..........           $10.13      $12.00      $12.76      $14.92      $14.72
                                                       ------      ------      ------      ------      ------
INCOME (LOSS) FROM OPERATIONS:

   Net investment income....................             1.05        1.35        1.34        1.34        1.43
   Net realized and unrealized gain (loss)..            (0.30)      (1.72)      (0.60)      (1.89)       0.71
                                                       ------      ------      ------      ------      ------
Total Income (Loss) From Operations.........             0.75       (0.37)       0.74       (0.55)       2.14
                                                       ------      ------      ------      ------      ------
LESS DISTRIBUTIONS FROM:
   Net investment income....................            (1.05)      (1.35)      (1.34)      (1.34)      (1.43)
   Net realized gains.......................               --          --          --       (0.15)      (0.51)
   Capital..................................            (0.25)      (0.15)      (0.16)      (0.12)         --
                                                       ------      ------      ------      ------      ------
Total Distributions.........................            (1.30)      (1.50)      (1.50)      (1.61)      (1.94)
                                                       ------      ------      ------      ------      ------
NET ASSET VALUE, END OF YEAR................           $ 9.58      $10.13      $12.00      $12.76      $14.92
                                                       ======      ======      ======      ======      ======
PER SHARE MARKET VALUE, END OF YEAR.........           $10.55    $12.0625    $11.4375     $14.625     $16.438
                                                       ======    ========    ========     =======     =======
TOTAL RETURN, BASED ON MARKET PRICE(1)......            (1.69)%     19.81%     (12.06)%     (0.89)%     20.93%
                                                       ======      ======      ======      ======      ======
RATIOS TO AVERAGE NET ASSETS:
   Operating expenses.......................             1.21%       1.05%       1.20%       1.08%       1.10%
   Net investment income....................            10.62%      12.10%      10.86%       9.62%       9.53%
NET ASSETS, END OF YEAR (000S)..............          $48,080     $50,226     $59,024     $62,115     $71,951
PORTFOLIO TURNOVER RATE.....................              153%       86.4%      100.3%      110.8%      112.2%

-------------------------------------------------------------------------------------------------------------
(1) For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

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 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C


Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers High Income Fund Inc

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers High Income Fund Inc ("Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 21, 2002

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C


Additional Information (unaudited)

ELECTION OF NEW DIRECTOR

Effective November 14, 2001, Leslie H. Gelb was elected by the Board as a Class II Director of the Fund subject to election by stockholders at the Fund's next annual meeting of stockholders.

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of Salomon Brothers High Income Fund Inc ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

                                                                              NUMBER OF
                                                                             INVESTMENT
                                                                            COMPANIES IN
                                                                            FUND COMPLEX
                                              TERM OF         PRINCIPAL     OVERSEEN BY
                              POSITION(S)    OFFICE AND     OCCUPATION(S)     DIRECTOR         OTHER
                               HELD WITH      LENGTH OF      DURING PAST     (INCLUDING    DIRECTORSHIPS
NAME, ADDRESS AND AGE           FUND(1)    TIME SERVED(1)      5 YEARS        THE FUND)  HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------

NON-INTERESTED

DIRECTORS:

Leslie H. Gelb                Director and      Since    President,             10      Britannica.com
The Council on                Member of         2001     the Council on                 Director of 2
Foreign Relations             the Audit                  Foreign Relations              registered
58 East 68th Street           Committee,                                                investment
New York, NY 10021            Class II                                                  companies advised
Age 64                                                                                  by Advantage
                                                                                        Advisers, Inc.
                                                                                        ("Advantage")

Riordan Roett                 Director and      Since    Professor, The         10           N/A
The Johns Hopkins University  Member of         1995     Johns Hopkins
1740 Massachusetts Ave, NW    the Audit                  University
Washington, DC 20036          Committee,
Age 63                        Class II

Jeswald W. Salacuse           Director and      Since    Henry J. Braker        10      Director, Municipal
Tufts University              Member of         1993     Professor of                   Advantage Fund;
The Fletcher School of Law    the Audit                  Commercial Law and             Director of 2
& Diplomacy                   Committee,                 formerly Dean, The             registered
Packard Avenue                Class I                    Fletcher School of             investment
Medford, MA 02155                                        Law & Diplomacy,               companies advised
Age 64                                                   Tufts University               by Advantage

Daniel P. Cronin              Director and      Since    Associate General       7           N/A
Pfizer Inc.                   Member of         1993     Counsel, Pfizer Inc.
235 East 42nd Street          the Audit
New York, NY  10017           Committee,
Age 56                        Class I


PAGE 22

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Additional Information (unaudited) (continued)

                                                                              NUMBER OF
                                                                             INVESTMENT
                                                                            COMPANIES IN
                                                                            FUND COMPLEX
                                              TERM OF         PRINCIPAL     OVERSEEN BY
                              POSITION(S)    OFFICE AND     OCCUPATION(S)     DIRECTOR         OTHER
                               HELD WITH      LENGTH OF      DURING PAST     (INCLUDING    DIRECTORSHIPS
NAME, ADDRESS AND AGE           FUND(1)    TIME SERVED(1)      5 YEARS        THE FUND)  HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS

Heath B. McLendon             Chairman and      Since    Managing Director      74      SBFM; TIA;
Salomon Smith Barney Inc.     President,        1998     of Salomon Smith               The Travelers
125 Broad Street, 9th Floor   Class III                  Barney Inc. ("SSB");           Investment
New York, NY  10004                                      President and                  Management
Age 68                                                   Director of                    Company;
                                                         Smith Barney Fund              Trustee - Drew
                                                         Management LLC                 University;
                                                         ("SBFM") and                   Advisory
                                                         Travelers Investment           Director -
                                                         Adviser, Inc. ("TIA")          M&T Bank

(1) The Fund's Board of Directors is divided into three classes: Class I, Class
    II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2004, year 2002 and year 2003, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

OFFICERS

Lewis E. Daidone              Executive Vice    Since    Managing Director      N/A           N/A
Salomon Smith Barney Inc.     President and     1998     of SSB; Chief
125 Broad Street, 11th Floor  Treasurer                  Financial Officer of
New York, NY 10004                                       the Smith Barney
Age 44                                                   Mutual Funds;
                                                         Director and Senior
                                                         Vice President of
                                                         SBFM and TIA

Christina T. Sydor            Secretary         Since    Managing Director      N/A           N/A
Salomon Smith Barney Inc.                       1998     of SSB; General
300 First Stamford Place                                 Counsel and
Stamford, CT 06902                                       Secretary of
Age 51                                                   SBFM and TIA

                                                                                             PAGE 23

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

                                                                              NUMBER OF
                                                                             INVESTMENT
                                                                            COMPANIES IN
                                                                            FUND COMPLEX
                                              TERM OF         PRINCIPAL     OVERSEEN BY
                              POSITION(S)    OFFICE AND     OCCUPATION(S)     DIRECTOR         OTHER
                               HELD WITH      LENGTH OF      DURING PAST     (INCLUDING    DIRECTORSHIPS
NAME, ADDRESS AND AGE           FUND(1)    TIME SERVED(1)      5 YEARS        THE FUND)  HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------

Peter J. Wilby                Executive Vice    Since    Managing Director      N/A           N/A
Salomon Smith Barney Inc.     President         1993     of SSB and Salomon
388 Greenwich Street                                     Brothers Asset
New York, NY  10013                                      Management Inc
Age 43                                                   ("SBAM") since
                                                         January 1996

Thomas K. Flanagan            Executive Vice    Since    Managing Director      N/A           N/A
Salomon Smith Barney Inc.     President         1994     of SSB and SBAM
388 Greenwich Street                                     since December 1998.
New York, NY  10013                                      Prior to December
Age 49                                                   1998, Director of
                                                         SSB and SBAM

James E. Craige               Executive Vice    Since    Managing Director      N/A           N/A
Salomon Smith Barney Inc.     President         1996     of SSB and SBAM
388 Greenwich Street                                     since December 1998.
New York, NY  10013                                      Director of SSB and
Age 34                                                   SBAM since January
                                                         1998 and Vice
                                                         President of SSB and
                                                         SBAM from May
                                                         1992 to January 1998

Beth A. Semmel                Executive Vice    Since    Managing Director      N/A           N/A
Salomon Smith Barney Inc.     President         1996     of SSB and SBAM
388 Greenwich Street                                     since December 1998.
New York, NY  10013                                      Director of SSB and
Age 40                                                   SBAM since
                                                         January 1996

Maureen O'Callaghan           Executive Vice    Since    Managing Director      N/A           N/A
Salomon Smith Barney Inc.     President         1996     of SSB and SBAM
388 Greenwich Street                                     since December 1998.
New York, NY  10013                                      Director of SSB and
Age 36                                                   SBAM since
                                                         January 1996

Anthony Pace                  Controller        Since    Director of SSB        N/A           N/A
Salomon Smith Barney Inc.                       1999
125 Broad Street, 11th Floor
New York, NY 10004
Age 36

PAGE 24

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

CHANGES IN INVESTMENT POLICIES

On January 30, 2002, the Board of Directors approved certain changes to the Fund's management policies in connection with Rule 35d-1 under the Investment Company Act of 1940. Under normal conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in high yield debt securities issued by U.S. and foreign corporations, and foreign governments. Previously, the Fund's management policies stated that the Fund would invest at least 65% of its assets in such securities. The Board also adopted a policy to provide the stockholders of the Fund with at least 60 days prior notice of any changes to the investment policy adopted if such notice is required by Rule 35d-1.

On February 21, 2002, the Board of Directors approved an amendment to the Fund's investment policies, whereby the minimal credit rating restriction applicable to securities purchased by the Fund was removed. Previously, the Fund's investment policies required that any debt securities acquired by the Fund be rated, at the time of investment, at lease "B3" by Moody's Investors Service, Inc. or "B-" by Standard & Poor's, a division of The McGraw-Hill Companies, or, if not rated, be of at least comparable quality as determined by the Fund's investment manager.

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C


Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan") shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company ("Plan Agent") in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by American Stock Transfer & Trust Company, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C
receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about the first business day of each month. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant or any dividends or capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares to be delivered to each shareholder without charge.

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 40 Wall Street, 46th floor, New York, New York 10005.

                     ---------------------------------------

This report is transmitted to the shareholders of Salomon Brothers High Income Fund Inc for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C


Directors                                                     Salomon Brothers High Income Fund Inc

DANIEL P. CRONIN                                                    125 Broad Street
      Vice President -- Associate General Counsel,                  10th Floor, MF-2
      Pfizer Inc.                                                   New York, New York 10004
                                                                    Telephone 1-888-777-0102
LESLIE H. GELB
      President, the Council on Foreign Relations             INVESTMENT MANAGER
                                                                    Salomon Brothers Asset Management Inc
HEATH B. MCLENDON                                                   388 Greenwich Street
      Managing Director, Salomon Smith Barney Inc.;                 New York, New York 10013
      President and Director,
      Smith Barney Fund Management LLC                        CUSTODIAN
      and Travelers Investment Adviser, Inc.                        The Chase Manhattan Bank, N.A.
                                                                    Four Metrotech Center
RIORDAN ROETT                                                       Brooklyn, New York 11245
      Professor and Director,
      Latin American Studies Program,                         DIVIDEND DISBURSING AND TRANSFER AGENT
      Paul H. Nitze School of Advanced                              American Stock Transfer &Trust Company
      International Studies,                                        40 Wall Street, 46th Floor
      Johns Hopkins University                                      New York, New York 10005

JESWALD W. SALACUSE                                           INDEPENDENT ACCOUNTANTS
      Henry J. Braker Professor of                                  PricewaterhouseCoopers LLP
      Commercial Law, and formerly Dean,                            1177 Avenue of the Americas
      The Fletcher School of Law & Diplomacy                        New York, New York 10036
      Tufts University
                                                              LEGAL COUNSEL
CHARLES F. BARBER, Emeritus                                         Simpson Thacher & Bartlett
      Consultant; formerly Chairman,                                425 Lexington Avenue
      ASARCO Incorporated                                           New York, New York 10017

                                                              NEW YORK STOCK EXCHANGE SYMBOL
Officers                                                            HIF

HEATH B. MCLENDON
      Chairman and President

LEWIS E. DAIDONE
      Executive Vice President and Treasurer

MAUREEN O'CALLAGHAN
      Executive Vice President

JAMES E. CRAIGE
      Executive Vice President

THOMAS K. FLANAGAN
      Executive Vice President

BETH A. SEMMEL
      Executive Vice President

PETER J. WILBY
      Executive Vice President

ANTHONY PACE
      Controller

CHRISTINA T. SYDOR
      Secretary

                      (This page intentionally left blank.)

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005


                                    PRESORTED
                                    STANDARD
                                  U.S. POSTAGE
                                      PAID
                                STATEN ISLAND, NY
                                 PERMIT No. 169


                                  HIFANN 12/01



                 Salomon Brothers
                 High Income Fund Inc

                 Annual Report

                 DECEMBER 31, 2001




--------------------------------------------------
                 Salomon Brothers Asset Management
                 --------------------------------------------------------------